BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Separate Account Eleven for Variable Annuities

Brighthouse Separate Account A

Supplement dated December 15, 2022 to the Prospectuses

for the variable annuity contracts listed below

This supplement describes a change to the variable annuity contracts listed below issued by Brighthouse Life Insurance Company (“we” or “us”).

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of your prospectus, write to us at: Brighthouse Life Insurance Company, P.O. Box 4261, Clinton, IA 52733-4261, call us at (833) 208-3018, or access the Securities and Exchange Commission’s website at http://sec.gov. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

Information Change for the Office that Administers Your Contract

Effective December 30, 2022, contact information for the office that receives general servicing requests and correspondences for your contract will change. Please use the following new contact information:

Brighthouse Life Insurance Company

P.O. Box 4261

Clinton, IA 52733-4261

We will continue to accept requests and elections at the old address until close of the New York Stock Exchange on March 30, 2023. After this date, requests and elections sent to an address other than the one provided above, may be returned or there may be a delay in processing requests.

Please refer to your prospectus for contact information for the office that receives other servicing requests, correspondence and payments, including but not limited to where to send rollover requests, contribution payments, and loan repayments, as applicable.

This change does not affect any of your contractual provisions. All rights and benefits you have with your contract remain the same.

Supplement to the prospectus for the following variable annuity contracts:

Brighthouse Separate Account Eleven for Variable Annuities

Brighthouse Access Annuity	Premier Advisers AssetManager

Brighthouse Access Select Annuity	Protected Equity Portfolio

Index Annuity	Scudder Advocate Advisor

Pioneer Annuistar	Universal Annuity Advantage

Pioneer Annuistar Flex	Universal Select Annuity

Pioneer Annuistar Value

Brighthouse Separate Account A

Capital Strategist	Investors Choice

ForeSight	Strive

Imprint

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

A (GW SA11_A_PRO)